Horizon Lines, Inc. Second Quarter 2008 Earnings Release July 25, 2008

Earnings Call Agenda Second Quarter 2008 Earnings Release Introduction Jim Storey Director, Investor Relations & Corporate Communications, Horizon Lines, LLC Overview Chuck Raymond Chairman, President & Chief Executive Officer, Horizon Lines, Inc. Shipping Review John Keenan President & Chief Operating Officer, Horizon Lines, LLC Logistics Review Brian Taylor President & Chief Operating Officer, Horizon Logistics, LLC Financial Review Mike Avara Senior Vice President & Chief Financial Officer, Horizon Lines, Inc. Questions and Answers -2-

Forward---Looking Statements Risks, Uncertainties, Other Factors with Respect to "Forward-Looking Statements": Certain statements contained in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements that are not of historical fact constitute "forward-looking statements" and, accordingly, involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the "forward-looking statements". Such factors are detailed in the Horizon Lines, Inc.'s Form 10-K filed with the Securities and Exchange Commission on February 6, 2008 and Form 10-Q to be filed on July 25, 2008. -3-

Second Quarter 2008 Earnings Release Chuck Raymond Chairman, President & Chief Executive Officer Horizon Lines, Inc. Introduction and Overview -4-

Second Quarter 2008 — Highlights Strong execution in a challenging environment Revenue and adjusted EPS capture double digit gains Alaska vessels operating at capacity on growing volumes Major retailers are benefiting from discount shoppers Pharmaceutical steady and reefer volumes continue to rise Hawaii economy is cooling with higher cost of travel Puerto Rico economic difficulties persist Modal shift from air to surface -5-

Second Quarter 2008 Earnings Release John Keenan President And Chief Operating Officer Horizon Lines, LLC Shipping Review -6-

Alaska Economic Outlook 2008 GSP growth should exceed 5% Record oil prices boost economy, double state's revenue to $10.2B Legislature considering Governor's proposal for a special $1,200 per person additional payout Job growth projected for 20(th)consecutive year Railbelt retail construction remains strong Tourism and population continue to grow Legislative special session in progress to consider acceleration of the gas pipeline Strategy: Continue focus on present partnerships and emerging retail opportunities -7-

Hawaii/Guam Economic Outlook Hawaii 2008 GSP growth forecasts trimmed to 0% Visitor arrivals forecast to shrink by 4.6% 3.8% unemployment in June, up from 2.6% a year ago Commercial and military construction offsetting soft residential sector Federal spending per capita is 6(th)highest in U.S. Guam 2008 construction spending expected to reach $400M, including $225M by the Department of Defense Strong tourism growth expected Strategy: Focus on key commercial and military customers for increased volumes -8-

Puerto Rico Economic Outlook Economy remains stagnant GDP forecasts reduced from (0.8%) to (1.2%) Employment trending downward slightly Inflation was 8.9% over last 12 months Pharmaceuticals remain a source of stability Government exercising budget discipline New tax package effective July 1, 2008 is designed to bolster economy Polls for November elections show pro-business, reform candidate leading by 8-10 points Horizon Lines celebrates 50 years of service on August 5(th) Strategy: Maintain strict cost control focus, while positioning to take advantage of recovery -9-

VOLUME UPDATE – SECOND QUARTER

- Alaska northbound reefers and autos more than offset reduced seafood volume
- Hawaii volume impacted by lower tourism and consumer spending
- Shipments into Guam remain stable
  - Guam outbound volume impaired by closing of Saipan garment factories
- Puerto Rico volumes remain weak
- Strategy: Maximize sales lead generation and incremental business opportunities using the Horizon Business Intelligence and Salesforce.com systems



Container Volume
72,894
2.4%
71,169
2007
2008

-10-
Always There. Always Delivering.
HORIZON

Unit Revenue Update - Second Quarter Unit revenue improvement across all tradelanes offsets volume variance Reefer volume growth continues to provide additional margin Strategy: Concentrate on account base expansion, aggressively pursue high margin "pipeline" opportunities and mitigate fuel cost increases Unit Revenue Per Container $3,959 $3,610 9.7% 2007 2008 -11-

Vessel Performance Vessel Availability 99.9% 99.9% 100% 80% 60% 40% 20% 0% 2007 2008 Strategy: Continued focus on performance and key metrics Vessel On-Time Arrival 93.6% 90.3% 100% 3.3% 80% 60% 40% 20% 0% 2007 2008 Vessel Utilization(1) 100% 78.0% 80% 11.0% 67.0% 60% 40% 20% 0% 2007 2008 (1) Additional new TP1 vessels provided 12.3% more capacity than Q207; based on comparable Q207 capacity, Q208 utilization would be 75%. -12-

Horizon EDGE Update Mid-Year 2008 Accomplishments Continued progress on EDGE initiatives Achieved fuel efficiencies Optimized fleet utilization Reduced crew overtime EDGE benefits tempered by lower volume Positioning company for long-term efficiencies as volumes improve -13-

A Coastwise Shipping Solution Update Value Proposition Vessel network savings Inland savings Market penetration Equipment positioning options Environment Customers Being Targeted Deep draft hub port model Domestic market served by truck, rail and barge Strategic Alliances Being Forged Labor US Chamber Port Authorities States MARAD Federal Government In Progress Harbor Maintenance Tax legislation introduced in Senate in July with bipartisan support Strategy Finalize discussions with potential customers Continue labor and port authority negotiations -14-

Terminal Infrastructure Investments Guam Cranes Expand capacity for U.S. military build-up Three used cranes jointly purchased by Horizon Lines and Matson Stateside reconstruction to occur in 3(rd)and 4(th)quarters of 2008 Expected to be relocated to Guam and operational by March 2009 Horizon's share of total cost estimated at $8.4M Anchorage Cranes Port of Anchorage investing over $700M to redevelop port Horizon Lines' new terminal to be completed in 2(nd)half of 2010 20-year lease allows Horizon to provide its own cranes Construction on three new cranes at a cost of approximately $24M to commence November 2009 $ 11.3M down payment at beginning of fiscal 3(rd)quarter 2008 allowed for fixed crane pricing in U.S. dollars at substantially lower cost -15-

Legislative Update Harbor Maintenance Tax Exemption Bill 3199 introduced by Senator Lautenberg on June 25(th)is receiving strong support Similar legislation was introduced in April by eight senators Growing bipartisan support keeps chances alive for action in this Congress or strengthens prospects for enactment in the next Congress Title XI Funding House has not proposed funding for Title XI in 2009 Senate appropriations committee expected to act soon with outcome uncertain A continuing resolution will continue funding at 2008 level of $5M Strategy: Continue key relationships in Washington, increase awareness of critical maritime agenda -16-

Labor Relations Update International Longshore & Warehouseman Union (ILWU) Covers 281 employees in Alaska and Hawaii ILWU members stevedore HRZ vessels on West Coast Contract expired June 30(th), working under previous agreement Negotiated settlement without a work stoppage expected -17-

Awards & Recognition Top 100 Logistics IT Provider by Inbound Logistics Magazine Chamber of Shipping of America Highest Honors and John Devlin Safety Achievement Award Summit International Creative Award for Horizon Logistics Transition Campaign -18-

Horizon is going GREEN! Launched Horizon Green campaign to focus environmental efforts Focus areas include Marine Environment, Emissions, Sustainability & Carbon Offsets Recognition: The Chamber of Shipping of America recognized 12 of our vessels for environmental excellence Earned the highest fuel efficiency recognition and environmental performance rating from the EPA's SmartWay Transport Partnership -19-

Second Quarter 2008 Earnings Release Brian Taylor President And Chief Operating Officer Horizon Logistics, LLC Logistics Review -20-

Logistics Ramp--Up Longer sales cycle is impacting short term results Proof of concept beginning to materialize with existing Horizon customers Truck brokerage unit is building momentum Robust sales pipeline will provide a base for future growth -21-

West Coast Distribution Opportunities Trucking and warehouse division well positioned on the West Coast Relocation to new facility expands our capabilities Offering solutions to challenging California environmental regulations Natural service complement to existing Liner customers -22-

Mexico Freight Services Gaining Traction Land transportation services using dedicated trailer fleet Warehousing and distribution via state of the art 60,000 sq. ft. facility Streamlined cross border process Supplier managed inventory provides real potential for growth Horizon Logistics manages the entire process Local Local Linehaul Shipper pickup delivery Consignee (truck or air) agent agent -23-

Warehouse Distribution in Lexington, NC Lexington consolidation center is a key raw materials hub for Caribbean based textile plants Truck brokerage and consolidation business is growing in our core lanes Technology and support resources are creating greater economies of scale Real time visibility with EDI (Electronic Data Interchange) events is helping customers streamline their supply chain Chicago, IL New York, NY San Francisco, CA Los Angeles, CA Lexington, NC Dallas, TX Tempe, AZ Laredo, TX Monterrey, Mexico Miami, FL Key Guadalajara, Mexico Planned Routes Mexico City, Mexico Existing Routes -24-

Logistics Results ($ in Millions) 2(nd)Quarter 2008 Inter-company Third Party Total Revenue $ 48.5 $ 8.8 $ 57.3 Operating Expense(1) 48.5 9.4 57.9 EBITDA $ - $ (0.6) $ (0.6) Six Months 2008 Inter-company Third Party Total Revenue $ 91.8 $ 16.9 $ 108.7 Operating Expense(1) 91.8 18.0 109.8 EBITDA $ - $ (1.1) $ (1.1) (1) Excluding depreciation and amortization expense -25-

Second Quarter 2008 Earnings Release Mike Avara Senior Vice President & Chief Financial Officer Horizon Lines, Inc. Financial Review -26-

Operating Revenue ($ in Millions) Second Quarter 400 $331.0 350 $295.7 11.9% 300 250 200 150 100 50 0 2007 2008 Six Months $636.9 700 $569.4 600 11.9% 500 400 300 200 100 0 2007 2008 -27-

Operating Revenue Change ($ in Millions) Second Quarter Six Months 2008 2008 Fuel Recovery $ 18.4 $ 32.9 Rate Improvement 6.7 13.7 Aero Logistics Revenue 6.1 12.0 Hawaii Stevedores Revenue 4.4 8.6 Other / Non-Transportation Revenue 4.7 7.1 Other Horizon Logistics 1.2 1.9 Volume Variance (6.2) (8.7) Total Revenue Increase from 2007 $ 35.3 $ 67.5 -28-

Adjusted Operating Income (1) ($ in Millions) Second Quarter 30 $ 22.9 25 $ 19.9 13.1% 20 15 10 5 0 2007 2008 Six Months 50 $ 39.4 40 $ 31.5 20.1% 30 20 10 0 2007 2008 (1) See reconciliation of Operating Income to Adjusted Operating Income on page 42. -29-

Adjusted EBITDA(1) ($ in Millions) Second Quarter 50 $ 40.0 $ 35.8 40 10.5% 30 20 10 0 2007 2008 Six Months 100 $ 73.7 80 $ 63.1 14.4% 60 40 20 0 2007 2008 (1) See reconciliation of Net Income to EBITDA on page 44. -30-

Adjusted Net Income(1) ($ in Millions) Second Quarter 12 $ 10.0 $ 9.9 10 1.0% 8 6 4 2 0 2007 2008 Six Months $ 14.4 16 14 $ 12.0 16.7% 12 10 8 6 4 2 0 2007 2008 (1) See reconciliation of Net Income to Adjusted Net Income on page 43. -31-

Adjusted Diluted EPS(1) ($) Second Quarter 0.4 $ 0.33 $ 0.29 13.8% 0.3 0.2 0.1 0.0 2007 2008 Six Months 0.6 0.5 $ 0.42 $ 0.39 7.1% 0.4 0.3 0.2 0.1 0.0 2007 2008 (1) See reconciliations on pages 40 and 41. -32-

Free Cash Flow ($ in Millions) Six Months Six Months 2008 2007 Adjusted EBITDA $ 63.1 $ 73.7 Stock Compensation 2.4 1.2 Annual Cash Incentive Plan 2.4 (10.5) Working Capital (16.6) (29.0) Vessel Payments in Excess of Accrual (12.7) (33.2) TP1 Related Costs (0.1) (4.4) Capital Expenditures (7.5) (10.4) Purchase of Businesses (0.2) (0.5) Net Proceeds from Sale of Fixed Assets 0.2 2.3 Dry-Dock Expenditures (6.5) (9.1) Anti-Trust Legal Fees (0.2) -- Income Taxes (0.3) (0.4) Interest, Net (14.9) (16.5) Free Cash Flow 9.1 (36.8) Dividends (6.7) (7.4) Share Repurchases (29.3) -- Financing Transaction Costs (0.1) -- Net Debt Borrowings (Payments) 44.7 (30.6) Net Cash Flow $ 17.7 $ (74.8) -33-

Liquidity and Credit Facility Compliance ($ in Millions) Corporate Liquidity Cash Balance $ 24.0 Revolver 73.1 Total Liquidity $ 97.1 Credit Facility Compliance Q2 2008 2008 Covenant Interest Coverage Ratio 4.56 >3.50 Senior Secured Leverage Ratio 1.94 <3.00 -34-

2008 Financial Guidance ($ in Millions, Except EPS) Financial Guidance Revenue $ 1,335 - $ 1,365 Adjusted EBITDA(1) $ 135 - $ 150 Adjusted Diluted EPS(1) $ 1.03 - $ 1.43 Adjusted Free Cash Flow(1) $ 40 - $ 59 (1) Adjusted to exclude anti-trust related legal expenses and severance -35-

2008 Earnings Guidance ($ in Millions) Segment Breakdown(1) Eliminations Liner Logistics / Other Consolidated Revenue $ 1,305.0 $ 225.0 $ (180.0) $ 1,350.0 Adjusted EBITDA $ 142.1 $ 0.4 $ -- $ 142.5 (1) Based on midpoint of guidance. -36-

2008 Guidance Major Assumptions July April 2008 2008 3 Volume Change Alaska 1.3% 2.0% Hawaii / Guam 1.0% 1.5% Puerto Rico (2.9%) (2.0%) Total (0.4%) 0.4% 3 Unit Revenue Increase, Net 1.6% 1.7% 3 Bunker Fuel Price per Ton $ 710 $ 515 3 Tradelane Drivers Alaska - GSP Growth Expectation 5.0% 4.5% Hawaii - Visitor Arrivals Forecast (4.6%) 1.0% Puerto Rico - GDP Forecast (1.2%) (0.8%) -37-

Summary CHARTING A LONG-TERM GROWTH STRATEGY THROUGH A CHALLENGING NEAR-TERM ECONOMIC ENVIRONMENT HORIZON LINES, INC. Leading Domestic Ocean Shipping & Integrated Logistics Company Economic lifeline to Puerto Rico, Alaska, Hawaii, Guam Strong, lasting partnerships with the nation's leading retailers Attractive platform for expansion of logistics business Investing in Superior Operations and Business Expansion to Drive Long- Term Growth and Shareholder Value Increasing capacity and efficiencies Vessel, terminal and equipment EDGE Process Expansion Logistics Coastwise Service -38-

Second Quarter 2008 Earnings Release Questions & Answers -39-

Financial Appendix -40-

Income Statement Summary - Second Quarter ($ in Millions, Except per Share Amounts) Actual Adjusted(1) Quarter Quarter Quarter Quarter Ended Ended Ended Ended June 22, 2008 June 24, 2007 June 22, 2008 June 24, 2007 Operating Revenue $ 331.0 $ 295.7 $ 331.0 $ 295.7 Operating Expense 314.3 272.8 311.1 272.8 Operating Income 16.7 22.9 19.9 22.9 Other Expense 8.2 12.2 8.2 11.7 Pretax Income 8.5 10.7 11.7 11.2 Income Tax Expense 1.3 1.1 1.8 1.2 Net Income $ 7.2 $ 9.6 $ 9.9 $ 10.0 Earnings Per Share - Basic $ .24 $ .28 $ .33 $ .30 Earnings Per Share - Diluted $ .24 $ .28 $ .33 $ .29 Shares Outstanding - Basic 29,919,041 33,635,168 29,919,041 33,635,168 Shares Outstanding - Diluted 30,163,161 34,312,038 30,163,161 34,312,038 EBITDA $ 32.6 $ 39.5 $ 35.8 $ 40.0 Operating Ratio 95.0% 92.3% 94.0% 92.3% (1) Adjusted to exclude anti-trust related legal expenses and severance in 2008, and loss on extinguishment of debt in 2007. -41-

Income Statement Summary - Six Months ($ in Millions, Except per Share Amounts) Actual Adjusted(1) Six Months Six Months Six Months Six Months Ended Ended Ended Ended June 22, 2008 June 24, 2007 June 22, 2008 June 24, 2007 Operating Revenue $ 636.9 $ 569.4 $ 636.9 $ 569.4 Operating Expense 608.6 530.0 605.4 530.0 Operating Income 28.3 39.4 31.5 39.4 Other Expense 17.2 23.5 17.2 22.9 Pretax Income 11.1 15.9 14.3 16.5 Income Tax Expense (Benefit) 1.8 (0.7) 2.3 2.1 Net Income $ 9.3 $ 16.6 $ 12.0 $ 14.4 Earnings Per Share - Basic $ .31 $ .49 $ .40 $ .43 Earnings Per Share - Diluted $ .31 $ .49 $ .39 $ .42 Shares Outstanding - Basic 30,104,899 33,623,917 30,104,899 33,623,917 Shares Outstanding - Diluted 30,513,852 34,252,637 30,513,852 34,252,637 EBITDA $ 59.9 $ 73.2 $ 63.1 $ 73.7 Operating Ratio 95.6% 93.1% 95.1% 93.1% (1) Adjusted to exclude anti-trust related legal expenses and severance in 2008, and loss on extinguishment of debt and to exclude the tax benefit related to revaluation of deferred taxes in 2007. -42-

Adjusted Operating Income Results ($ in Millions) Quarter Quarter Six Months Six Months Ended Ended Ended Ended June 22, 2008 June 24, 2007 June 22, 2008 June 24, 2007 Operating Income $ 16.7 $ 22.9 $ 28.3 $ 39.4 Adjustments: Anti-Trust Related Legal Expenses 2.4 -- 2.4 -- Severance 0.8 -- 0.8 -- Total Adjustments 3.2 -- 3.2 -- Adjusted Operating Income $ 19.9 $ 22.9 $ 31.5 $ 39.4 -43-

Adjusted Net Income Results ($ in Millions) Quarter Quarter Six Months Six Months Ended Ended Ended Ended June 22, 2008 June 24, 2007 June 22, 2008 June 24, 2007 Net Income $ 7.2 $ 9.6 $ 9.3 $ 16.6 Adjustments: Anti-Trust Related Legal Expenses 2.4 -- 2.4 -- Severance 0.8 -- 0.8 -- Loss on Extinguishment of Debt -- 0.5 -- 0.5 Tax Impact of Adjustments (0.5) (0.1) (0.5) (0.1) 2007 Tonnage Tax Deferred Tax Revaluation Benefit -- -- -- (2.6) Total Adjustments 2.7 0.4 2.7 (2.2) Adjusted Net Income $ 9.9 $ 10.0 $ 12.0 $ 14.4 -44-

Net Income / Adjusted EBITDA Reconciliation ($ in Millions) Quarter Quarter Six Months Six Months Ended Ended Ended Ended June 22, 2008 June 24, 2007 June 22, 2008 June 24, 2007 Net Income $ 7.2 $ 9.6 $ 9.3 $ 16.6 Interest Expense, Net 8.1 11.7 17.1 22.9 Tax Expense (Benefit) 1.3 1.1 1.8 (0.6) Depreciation and Amortization 16.0 17.1 31.7 34.3 EBITDA 32.6 39.5 59.9 73.2 Anti-Trust Related Legal Expenses 2.4 -- 2.4 -- Severance 0.8 -- 0.8 -- Loss on Extinguishment of Debt -- 0.5 -- 0.5 Adjusted EBITDA $ 35.8 $ 40.0 $ 63.1 $ 73.7 Note: EBITDA is defined as net income plus net interest expense, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by our board of directors and management team to evaluate our operating performance, (ii) the senior credit facility contains covenants that require Horizon Lines, Inc. to maintain certain interest expense coverage and leverage ratios, which contain EBITDA and (iii) EBITDA is a measure used by our management team to make day-to-day operating decisions. -45-

Operating Income to Adjusted EBITDA Segment Reconciliation Second Quarter 2008 ($ in Millions) Liner Logistics Consolidated Operating Income (Loss) $ 18.0 $ (1.3) $ 16.7 Depreciation and Amortization 10.8 0.7 11.5 Amortization of Vessel Dry-docking 4.4 -- 4.4 EBITDA 33.2 (0.6) 32.6 Anti-Trust Related Legal Expenses 2.4 -- 2.4 Severance 0.8 -- 0.8 Adjusted EBITDA $ 36.4 $ (0.6) $ 35.8 Six Months 2008 Liner Logistics Consolidated Operating Income (Loss) $ 30.9 $ (2.6) $ 28.3 Depreciation and Amortization 21.4 1.5 22.9 Amortization of Vessel Dry-docking 8.7 -- 8.7 EBITDA 61.0 (1.1) 59.9 Anti-Trust Related Legal Expense 2.4 -- 2.4 Severance 0.8 -- 0.8 Adjusted EBITDA $ 64.2 $ (1.1) $ 63.1 -46-

2008 Net Income to Adjusted EBITDA Projection Reconciliation ($ in Millions) 2008 Financial Guidance Year Ended December 21, 2008 Net Income $ 25.6 - $ 37.6 Adjustments: Anti-Trust Related Legal Expense 6.5 Severance 0.8 Tax Impact of Adjustments (1.5) Total Adjustments 5.8 Adjusted Net Income 31.4 - 43.4 Interest Expense, Net 32.7 Tax Expense 7.9 - 10.9 Depreciation and Amortization 63.0 Adjusted EBITDA $ 135.0 - $ 150.0 -47-

2008 Operating Income to Adjusted EBITDA Projection Segment Reconciliation ($ in Millions) 2008 Segment Financial Guidance (1) Liner Logistics Consolidated Operating Income (Loss) $ 75.1 $ (2.9) $ 72.2 Adjustments: Anti-Trust Related Legal Expense 6.5 -- 6.5 Severance 0.8 -- 0.8 Total Adjustments 7.3 -- 7.3 Adjusted Operating Income (Loss) 82.4 (2.9) 79.5 Depreciation and Amortization 42.9 3.3 46.2 Amortization of Vessel Dry-docking 16.8 -- 16.8 Adjusted EBITDA $ 142.1 $ 0.4 $ 142.5 (1) At midpoint of Guidance -48-

2008 Free Cash Flow Projection ($ in Millions) Adjusted EBITDA $ 135.0 - $ 150.0 Stock Compensation 5.3 Annual Cash Incentive Plan 0.0 - 6.6 Working Capital (10.0) - (12.8) Vessel Payments in Excess of Accrual (4.9) TP1 Related Costs (0.1) Capital Expenditures (40.4) Net Proceeds from Sale of Fixed Assets 0.4 Dry-dock Expenditures (14.9) Purchase of Business (0.2) Income Taxes (0.7) Interest, Net (29.2) Adjusted Free Cash Flow 40.3 - 59.1 Severance (0.4) Anti-Trust Related Legal Fees (6.5) Free Cash Flow $ 33.4 - $ 52.2 -49-